                                                                  EXHIBIT 10.129

================================================================================

                             BROKER-DEALER AGREEMENT

                                     between

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Auction Agent,

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                                as Broker-Dealer

                                   Relating to

                       Nelnet Education Loan Funding, Inc.
                         Student Loan Asset-Backed Notes
              $100,000,000 Senior Class 2003A-2 Auction Rate Notes
              $100,000,000 Senior Class 2003A-4 Auction Rate Notes
               $75,000,000 Senior Class 2003A-6 Auction Rate Notes $75,000,000 Senior Class 2003A-8 Auction Rate Notes
              $75,000,000 Senior Class 2003A-10 Auction Rate Notes $75,000,000 Senior Class 2003A-12 Auction Rate Notes
            $15,000,000 Subordinate Class 2003B-2 Auction Rate Notes

                            Dated as of June 1, 2003

================================================================================

                                                       ARTICLE I
                                         DEFINITIONS AND RULES OF CONSTRUCTION
Section 1.01.         Terms Defined by Reference to the Indenture................................................    1
Section 1.02.         Terms Defined Herein.......................................................................    1
Section 1.03.         Rules of Construction......................................................................    2

                                                       ARTICLE II
                                                      THE AUCTION

Section 2.01.         Purpose: Incorporation by Reference of Auction Procedures and Settlement Procedures........    2
Section 2.02.         Preparation for Each Auction...............................................................    3
Section 2.03.         Auction Schedule: Method of Submission of Orders...........................................    4
Section 2.04.         Notices....................................................................................    5
Section 2.05.         Service Charge to Be Paid to BD............................................................    5
Section 2.06.         Settlement.................................................................................    6

                                                      ARTICLE III
                                                   THE AUCTION AGENT

Section 3.01.         Duties and Responsibilities................................................................    7
Section 3.02.         Rights of the Auction Agent................................................................    7

                                                       ARTICLE IV
                                                     MISCELLANEOUS

Section 4.01.         Termination................................................................................    8
Section 4.02.         Participant in Depository..................................................................    8
Section 4.03.         Communications.............................................................................    8
Section 4.04.         Entire Agreement...........................................................................    9
Section 4.05.         Benefits...................................................................................    9
Section 4.06.         Amendment: Waiver..........................................................................    9
Section 4.07.         Successors and Assigns.....................................................................    9
Section 4.08.         Severability...............................................................................    9
Section 4.09.         Execution in Counterparts..................................................................    9
Section 4.10.         Governing Law..............................................................................    9
Section 4.11.         No Petition...............................................................................    10

EXHIBIT A             SETTLEMENT PROCEDURES
EXHIBIT B             ORDER FORM
EXHIBIT C             TRANSFER FORM
EXHIBIT D             NOTICE OF A FAILURE TO DELIVER

         THIS BROKER-DEALER AGREEMENT, dated as of June 1, 2003, between DEUTSCHE BANK TRUST COMPANY AMERICAS (together with its successors and assigns, the "Auction Agent"), not in its individual capacity but solely as agent of Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Trustee") under an Indenture of Trust, dated as of June 1, 2003 (the "Original Indenture"), among Nelnet Education Loan Funding, Inc. (the "Issuer"), the Trustee and Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, and the Series 2003-1 Supplemental Indenture of Trust, dated as of June 1, 2003 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture"), between the Issuer and the Trustee, pursuant to authority granted to it in the Auction Agency Agreement dated as of June 1, 2003, among the Issuer, the Trustee and the Auction Agent (the "Auction Agency Agreement"), and BANC OF AMERICA SECURITIES LLC (together with its successors and assigns hereinafter referred to as "BD").

         The Issuer will issue (a) $100,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-2 as Auction Rate Notes, (b) $100,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-4 as Auction Rate Notes, (c) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-6 as Auction Rate Notes, (d) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-8 as Auction Rate Notes, (e) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-10 as Auction Rate Notes, (f) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-12 as Auction Rate Notes, and (g) $15,000,000 of its Student Loan Asset-Backed Notes, Subordinate Class 2003B-2 as Auction Rate Notes (collectively, the "Auction Rate Notes").

         The Indenture provides that the interest rate on the Auction Rate Notes for each Interest Period after the Initial Period shall, except under certain conditions, equal the Auction Rate which the Auction Agent advises as the result of implementation of the Auction Procedures. Pursuant to Section 2.09(a) of the Auction Agency Agreement, the Auction Agent has entered into this Agreement.

         The Auction Procedures require the participation of one or more Broker-Dealers.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent, as agent of the Trustee, and BD agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.01. TERMS DEFINED BY REFERENCE TO THE INDENTURE. Capitalized terms not defined herein shall have the respective meanings specified in or pursuant to the Indenture and the Auction Agency Agreement.

         SECTION 1.02. TERMS DEFINED HEREIN. As used herein and in the Settlement Procedures (as defined below), the following terms shall have the following meanings, unless the context otherwise requires:

         "Auction" shall have the meaning specified in Section 2.01 hereof.

         "Auction Agency Agreement" shall mean the Auction Agency Agreement, dated as of June 1, 2003, among the Issuer, the Trustee and the Auction Agent relating to the Auction Rate Notes.

         "Auction Procedures" shall mean the Auction Procedures that are set forth in Section 2.02 of Appendix A to the Supplemental Indenture.

         "Authorized Officer" shall mean each Managing Director, Director and Associate of the Auction Agent assigned to its Corporate Trust and Agency Group and every other officer or employee of the Auction Agent designated as an Authorized Officer for purposes of this Agreement.

         "BD Officer" shall mean each officer or employee of BD designated as a "BD Officer" for purposes of this Agreement.

         "Broker-Dealer Agreement" shall mean this Broker-Dealer Agreement and any substantially similar agreement between the Auction Agent and a Broker-Dealer.

         "Owner" shall mean the beneficial owner of any Auction Rate Notes.

         "Settlement Procedures" shall mean the Settlement Procedures attached hereto as Exhibit A.

         SECTION 1.03. RULES OF CONSTRUCTION. Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this Agreement:

                  (a) Words importing the singular number shall include the plural number and vice versa.

                  (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

                  (c) The words "hereof," "herein," "hereto," and other words of similar import refer to this Agreement as a whole.

                  (d) All references herein to a particular time of day shall be to New York City time.

                                   ARTICLE II

                                   THE AUCTION

         SECTION 2.01. PURPOSE: INCORPORATION BY REFERENCE OF AUCTION PROCEDURES AND SETTLEMENT PROCEDURES.

                  (a) On each Auction Date for a class of Auction Rate Notes, the provisions of the Auction Procedures will be followed by the Auction Agent for the purpose of determining the Auction Rate for such class for the next Interest Period. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

                  (b) Without prejudice to Section 3.01(a) hereof, all of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were fully set forth herein.

                  (c) BD agrees to act as, and assumes the obligations of and limitations and restrictions placed upon, a Broker-Dealer under this Agreement. BD understands that other persons meeting the requirements specified in the definition of "Broker-Dealer" contained in Article I of Appendix A to the Supplemental Indenture may execute Broker-Dealer Agreements and participate as Broker-Dealers in Auctions.

                  (d) BD and other Broker-Dealers may participate in Auctions for their own accounts. However, the Auction Agent may by notice to BD and all other Broker-Dealers prohibit all Broker-Dealers from submitting Bids in Auctions for their own accounts, provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. The Auction Agent shall have no duty or liability with respect to monitoring or enforcing the requirements of this Section 2.01(d).

                  (e) BD agrees to act as, and assume the obligations of and limitations and restrictions placed upon, a Broker-Dealer under Appendix A to the Supplemental Indenture.

         SECTION 2.02. PREPARATION FOR EACH AUCTION.

                  (a) Not later than 10:30 a.m. on each Auction Date for the Auction Rate Notes, the Auction Agent shall advise BD by telephone of the All-Hold Rate, the Applicable LIBOR Rate and the Maximum Rate.

                  (b) In the event that the Auction Date for any Auction shall be changed after the Auction Agent has given the notice referred to in clause (viii) of paragraph (a) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to BD not later than the earliest of
         (i) 9:15 a.m. on the new Auction Date, (ii) 9:15 a.m. on the old Auction Date and (iii) 9:15 a.m. the next Interest Payment Date. Thereafter, BD shall promptly notify customers of BD that BD believes are Existing Owners of such change in the Auction Date.

                  (c) The Auction Agent from time to time may request BD to provide it with the aggregate principal amounts of Auction Rate Notes specifically held by each such BD as an Existing Owner and with a list of BD's respective customers that BD believes are beneficial owners of Auction Rate Notes and the aggregate principal amount of Auction Rate Notes beneficially owned by each such customer. BD shall comply with any such request, and the Auction Agent shall keep confidential any such information, including information received as to the identity of Existing Owners and Potential Owners in any Auction, and shall not disclose any such information so provided to any person other than the Trustee, the Issuer and BD, unless the failure to disclose such information would be unlawful or if the failure to do so would expose the Auction Agent to any loss, liability, claim or damage for which the Auction Agent shall not have previously received adequate indemnification satisfactory to it.

         SECTION 2.03. AUCTION SCHEDULE: METHOD OF SUBMISSION OF ORDERS.

                  (a) The Auction Agent shall conduct Auctions for each class of the Auction Rate Notes in accordance with the schedule set forth below. Such schedule may be changed at any time by the Auction Agent with the consent of the Trustee, which consent shall not be unreasonably withheld or delayed. The Auction Agent shall give notice of any such change to BD. Such notice shall be received prior to the close of business on the Business Day next preceding the first Auction Date for that class of Auction Rate Notes on which any such change shall be effective.

                 TIME                                                EVENT
By 9:00 a.m.                           Auction Agent obtains One-Month LIBOR

By 10:30 a.m.                          Auction Agent advises the Trustee and the Broker-Dealers of the
                                       All-Hold Rate, the Applicable LIBOR Rate and the Maximum Rate,
                                       as set forth in Section 2.03(b)(i) of the Auction Agency
                                       Agreement.

9:30 a.m. - 1:00 p.m.                  Auction Agent assembles information communicated to it by Broker
                                       -Dealers as provided in Section 2.02(a)(ii) of Appendix A to the
                                       Supplemental Indenture. Submission Deadline is 1:00 p.m.

Not earlier than 1:00 p.m.             Auction Agent makes determinations pursuant to Section 2.02(a)
                                       (iii) of Appendix A to the Supplemental Indenture. Submitted
                                       Bids and Submitted Sell Orders are accepted and rejected in whole or in part and Auction Rate Notes are allocated as
                                       provided in Section 2.02(a)(iv) and (v) of Appendix A to the
                                       Supplemental Indenture.

By approximately 3:00 p.m.             Auction Agent advises the Trustee of results of Auction and of
but no later than the                  the Auction Rate for the next Interest Period as provided in
close of business                      Section 2.02(a)(iii)(B) of Appendix A to the Supplemental
                                       Indenture.Auction Agent gives notice of Auction results as set forth in Section 2.04(a) hereof.

                  (b) BD shall submit Orders to the Auction Agent in writing in substantially the form attached hereto as Exhibit B. BD shall submit separate Orders to the Auction Agent for each Potential Owner or Existing Owner on whose behalf BD is submitting an Order and shall not net or aggregate the Orders of Potential Owners or Existing Owners on whose behalf BD is submitting Orders.

                  (c) BD shall deliver to the Auction Agent (i) a written notice, substantially in the form attached hereto as Exhibit C, of transfers of Auction Rate Notes, made through BD by an Existing Owner to another person other than pursuant to an Auction and (ii) a written notice, substantially in the form attached hereto as Exhibit D, of the failure of any Auction Rate Notes to be transferred to or by any person that purchased or sold Auction Rate Notes through BD pursuant to an Auction. The Auction Agent is not required to accept any notice delivered pursuant to the terms of the foregoing sentence with respect to an Auction unless it is received by the Auction Agent by 3:00 p.m. on the Business Day next preceding the applicable Auction Date.

                  (d) BD agrees to handle its customers' Orders in accordance with its duties under applicable securities laws and rules.

         SECTION 2.04. NOTICES.

                  (a) On each Auction Date for a class of Auction Rate Notes, the Auction Agent shall notify BD by telephone or other electronic communication acceptable to the parties of the results of the Auction as set forth in paragraph (a) of the Settlement Procedures. If requested by BD, the Auction Agent shall as soon as practicable on the Business Day next succeeding such Auction Date, notify BD in writing, if previously so requested, of the disposition of all Orders submitted by BD in the Auction held on such Auction Date.

                  (b) BD shall notify each Existing Owner or Potential Owner on whose behalf BD has submitted an Order as set forth in paragraph (b) of the Settlement Procedures and take such other action as is required of BD pursuant to the Settlement Procedures.

                  (c) The Auction Agent shall deliver to BD after receipt all notices and certificates which the Auction Agent is required to deliver to BD pursuant to Article II of the Auction Agency Agreement at the times and in the manner set forth in the Auction Agency Agreement.

         SECTION 2.05. SERVICE CHARGE TO BE PAID TO BD. On each Interest Payment Date, for the term of this Agreement, the Auction Agent shall pay to BD, pursuant to Section 3.05(b) of the Auction Agency Agreement, a service charge for the preceding Interest Period in an amount equal to the product of (a) a fraction, the numerator of which is the number of days in each Auction Period occurring during such Interest Period (or, in the case of the initial Interest Period, the actual number of days elapsed since the date of delivery of the Auction Rate Notes) and the denominator of which is 360, times (b) the Broker-Dealer Fee Rate times (c) the sum of (i) the sum of the aggregate principal amount of the Auction Rate Notes that were (A) the subject of Submitted Bids of Existing Owners submitted by BD and continued to be held as a result of such submission and (B) the subject of Submitted Bids of Potential Owners submitted by BD and purchased as a result of such submission and (ii) the aggregate principal amount of the Auction Rate Notes subject to valid Hold Orders (determined in accordance with Section 2.02 (a)(iii)(A) of Appendix A to the Supplemental Indenture) submitted to the Auction Agent by BD and (iii) the principal amount of the Auction Rate Notes deemed to be subject to Hold Orders by Existing Owners pursuant to Section 2.02(a)(ii)(C) of Appendix A to the Supplemental Indenture that were acquired by such Existing Owners through BD in the Auction for such Auction Period. For purposes of subclause (c)(iii) of the foregoing sentence, if any Existing Owner who acquired Auction Rate Notes through BD transfers those Auction Rate Notes to another Person other than pursuant to an Auction, then the Broker-Dealer for the Auction Rate Notes so transferred shall continue to be BD; provided, however, that if the transfer was effected by, or if the transferee is, a Broker-Dealer other than BD, then such Broker-Dealer shall be the Broker-Dealer for such Auction Rate Notes. If for any reason an Auction is not held on an Auction Date, there shall be no Broker-Dealer Fee applicable with respect to such Auction Date. The Broker-Dealer Fee Rate shall be 0.25% per annum. The Broker-Dealer Fee shall be payable solely out of amounts received by the Auction Agent pursuant to the Indenture.

         The Broker-Dealer Fee Rate shall be the prevailing rate received by broker-dealers for rendering comparable services to others. The Auction Agent shall advise the Issuer, at the Issuer's request, at least annually of its view of such then current prevailing rate. If the then current Broker-Dealer Fee Rate is not, in the opinion of the Issuer and the Auction Agent, the prevailing rate, the Issuer shall change the Broker-Dealer Fee Rate pursuant to the terms hereof and shall notify the Auction Agent and the Broker-Dealer in writing thereof. Any change in the Broker-Dealer Fee Rate shall be effective on the Auction Date next succeeding such change.

         SECTION 2.06. SETTLEMENT.

                  (a) If any Existing Owner on whose behalf BD has submitted a Bid or Sell Order for Auction Rate Notes that was accepted in whole or in part fails to instruct its Participant to deliver the Auction Rate Notes subject to such Bid or Sell Order against payment therefor, BD shall instruct such Participant to deliver such Auction Rate Notes against payment therefor and BD may deliver to the Potential Owner on whose behalf BD submitted a Bid that was accepted in whole or in part a principal amount of the Auction Rate Notes that is less than the principal amount of the Auction Rate Notes specified in such Bid to be purchased by such Potential Owner. Notwithstanding the foregoing terms of this Section 2.06(a), any delivery or non-delivery of Auction Rate Notes which represents any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the terms of Section 2.03(c) hereof. The Auction Agent shall have no duty or liability with respect to monitoring or enforcing requirements of this Section 2.06(a).

                  (b) None of the Auction Agent, the Trustee or the Issuer shall have any responsibility or liability with respect to the failure of an Existing Owner, a Potential Owner or a Participant or any of them to deliver Auction Rate Notes or to pay for Auction Rate Notes sold or purchased pursuant to the Auction Procedures or otherwise.

                                  ARTICLE III

                                THE AUCTION AGENT

         SECTION 3.01. DUTIES AND RESPONSIBILITIES.

                  (a) The Auction Agent is acting solely as agent for the Trustee hereunder and owes no fiduciary duties to any Person by reason of this Agreement. The parties acknowledge that the Trustee has no responsibility or liability for the Auction Agent's performance or conduct under this Agreement.

                  (b) Notwithstanding Section 3.01(a) above, the Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, the Auction Agency Agreement and Appendix A to the Supplemental Indenture, and no implied duties, covenants or obligations shall be read into this Agreement against the Auction Agent by reason of anything set forth in the Prospectus Supplement or any other offering material employed in connection with the offer and sale of the Auction Rate Notes, or otherwise.

                  (c) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts necessary to make such judgment.

         SECTION 3.02. RIGHTS OF THE AUCTION AGENT.

                  (a) The Auction Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized by this Agreement and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication or other electronic communication acceptable to the parties authorized by this Agreement which the Auction Agent believes in good faith to have been given by the Trustee or by a Broker-Dealer or by their designated agents or representatives. To the extent permitted by law, the Auction Agent may record telephone communications with such Persons.

                  (b) The Auction Agent may consult with counsel of its own choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

                  (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys, and shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any agent or attorney appointed by it with due care hereunder.

                  (e) The Auction Agent makes no representation as to the adequacy or accuracy of this Broker-Dealer Agreement, the Auction Agency Agreement (except as provided in Section 3.01(d) thereof), the Auction Rate Notes, or any Prospectus Supplement or other offering material used in connection with the offer and sale of the Auction Rate Notes.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.01. TERMINATION. Any party may terminate this Agreement at any time upon five days prior notice to the other party. This Agreement shall automatically terminate upon the delivery of certificates representing the Auction Rate Notes pursuant to Section 2.01(d) of the Supplemental Indenture, the occurrence of a Payment Default or upon termination of the Auction Agency Agreement.

         SECTION 4.02. PARTICIPANT IN DEPOSITORY. Either (a) BD is, and shall remain for the term of this Agreement, a member of, or Participant in, the Depository, or (b) BD may designate a Participant to act on BD's behalf for purposes of this Agreement. If BD wishes to designate a different Participant to act on its behalf, BD shall give the Auction Agent at least two Business Days prior notice thereof.

         SECTION 4.03. COMMUNICATIONS. Except for (a) communications authorized to be made by telephone pursuant to this Agreement or the Auction Procedures and
(b) communications in connection with the Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth below:

  If to BD, addressed:          Banc of America Securities LLC
                                121 West Trade Street, 12th Floor
                                Charlotte, North Carolina  28255
                                Attention:  Education Finance Group
                                Telephone: (704) 386-4520
                                Telecopy: (704) 386-1193

  If to the Auction Agent,      Deutsche Bank Trust Company Americas
  addressed:                    60 Wall Street - 27th Floor
                                New York, New York  10005
                                Attention:  Corporate Trust & Agency Services
                                Telephone: (212) 250-6647
                                Telecopy: (212) 797-8600
or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of BD by a BD Officer and on behalf of the Auction Agent by an Authorized Officer. BD may record telephone communications with the Auction Agent.

         SECTION 4.04. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

         SECTION 4.05. BENEFITS. Nothing in this Agreement, express or implied, shall give to any person, other than the Trustee, the Auction Agent and BD and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim under this Agreement.

         SECTION 4.06. AMENDMENT: WAIVER.

                  (a) This Agreement shall not be deemed or construed to be modified, amended, rescinded, cancelled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the party to be charged.

                  (b) Failure of either party to this Agreement to exercise any right or remedy hereunder in the event of a breach of this Agreement by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

                  (c) The Auction Agent may, but shall have no obligation to, execute and deliver any amendment or modification hereto which affects the Auction Agent's rights, powers or immunities hereunder.

         SECTION 4.07. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of each of BD and the Auction Agent. This Agreement may not be assigned by either party hereto absent the prior written consent of the other party; provided, however, that this Agreement may be assigned by the Auction Agent to a successor Auction Agent selected by the Trustee without the consent of BD.

         SECTION 4.08. SEVERABILITY. If any clause, provision or section of this Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

         SECTION 4.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 4.10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4.11. NO PETITION. BD will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Issuer under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Broker-Dealer Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                           as Auction Agent

                           By /s/ Linda Reale
                              __________________________________________________
                           Name Linda Reale
                                ________________________________________________
                           Title VP
                                 _______________________________________________

                           BANC OF AMERICA SECURITIES LLC, as
                           Broker-Dealer

                           By /s/ Christopher G. Cronk
                              __________________________________________________
                                 Christopher G. Cronk, Managing Director

                                    EXHIBIT A

                              SETTLEMENT PROCEDURES

         Capitalized terms used herein shall have the respective meanings specified in the Indenture and the Broker-Dealer Agreement.

                  (a) Not later than 3:00 p.m. on each Auction Date for a class of Auction Rate Notes, the Auction Agent is required to notify by telephone or other electronic communication acceptable to the parties the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Existing Owner or Potential Owner of:

                           (i) the Auction Rate fixed for the next Interest Period;

                           (ii) whether there were Sufficient Clearing Bids in such Auction;

                           (iii)    if such Broker-Dealer (a "Seller's
                  Broker-Dealer") submitted a Bid or a Sell Order on behalf of an Existing Owner, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Notes, if any, to be sold by such Existing Owner;

                           (iv)     if such Broker-Dealer (a "Buyer's
                  Broker-Dealer") submitted a Bid on behalf of a Potential Owner, whether such Bid was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Notes, if any, to be purchased by such Potential Owner;

                           (v) if the aggregate principal amount of Auction Rate Notes to be sold by all Existing Owners on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different than the aggregate principal amount of Auction Rate Notes to be purchased by all Potential Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more other Buyer's Broker-Dealers (and the Participant, if any, of each such other Buyer's Broker-Dealer) acting for one or more purchasers of such excess principal amount of Auction Rate Notes and the principal amount of Auction Rate Notes to be purchased from one or more Existing Owners on whose behalf such Broker-Dealer acted by one or more Potential Owners on whose behalf each of such other Buyer's Broker-Dealers acted; and

                           (vi) if the principal amount of Auction Rate Notes to be purchased by all Potential Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the amount of Auction Rate Notes to be sold by all Existing Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the agent member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess principal amount of Auction Rate Notes and the principal amount of Auction Rate Notes to be sold to one or more Potential Owners on whose behalf such Broker-Dealer acted by one or more Existing Owners on whose behalf each of such Seller's Broker-Dealers acted;

                           (vii) unless previously provided, a list of all Applicable Auction Note Interest Rates and related Interest Periods (or portions thereof) since the last Interest Payment Date; and

                           (viii) the Auction Date for the next succeeding Auction.

                  (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Owner or Potential Owner shall:

                           (i) advise each Existing Owner and Potential Owner on whose behalf such Broker-Dealer submitted a Bid or Sell Order in the Auction on such Auction Date whether such Bid or Sell Order was accepted or rejected, in whole or in part;

                           (ii) instruct each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Bidder's Participant to pay to such Broker-Dealer (or its Participant) through DTC the amount necessary to purchase the principal amount of Auction Rate Notes to be purchased pursuant to such Bid against receipt of such principal amount of Auction Rate Notes;

                           (iii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Existing Owner's Participant to deliver to such Broker-Dealer (or its Participant) through DTC the principal amount of Auction Rate Notes to be sold pursuant to such Bid or Sell Order against payment therefor;

                           (iv) advise each Existing Owner on whose behalf such Broker-Dealer submitted an Order and each Potential Owner on whose behalf such Broker-Dealer submitted a Bid of the Auction Rate for the next Interest Period;

                           (v) advise each Existing Owner on whose behalf such Broker-Dealer submitted an Order of the next Auction Date; and

                           (vi) advise each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the next Auction Date.

                  (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order in an Auction is required to allocate any funds received by it pursuant to paragraph (b)(ii) above, and any Auction Rate Notes received by it pursuant to paragraph (b)(iii) above, among the Potential Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Owners, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders in such Auction, and any Broker-Dealers identified to it by the Auction Agent following such Auction pursuant to paragraph (a)(v) or (a)(vi) above.

                  (d)      On each Auction Date:

                           (i) each Potential Owner and Existing Owner with an Order in the Auction on such Auction Date shall instruct its Participant as provided in (b)(ii) or (b)(iii) above, as the case may be;

                           (ii) each Seller's Broker-Dealer that is not a Participant in DTC shall instruct its Participant to (A) pay through DTC to the Participant of the Existing Owner delivering Auction Rate Notes to such Broker-Dealer following such Auction pursuant to (b)(iii) above the amount necessary, including accrued interest, if any, to purchase such Auction Rate Notes against receipt of such Auction Rate Notes, and (B) deliver such Auction Rate Notes through DTC to a Buyer's Broker-Dealer (or its Participant) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

                           (iii) each Buyer's Broker-Dealer that is not a Participant in DTC shall instruct its Participant to (A) pay through DTC to a Seller's Broker-Dealer (or its Participant) identified following such Auction pursuant to (a)(vi) above the amount necessary, including accrued interest, if any, to purchase the Auction Rate Notes to be purchased pursuant to
                  (b)(ii) above against receipt of such Auction Rate Notes, and
                  (B) deliver such Auction Rate Notes through DTC to the Participant of the purchaser thereof against payment therefor.

                  (e) On the first Business Day of the Interest Period next succeeding each Auction Date:

                           (i) each Participant for a Bidder in the Auction on such Auction Date referred to in (d)(i) above shall instruct DTC to execute the transactions described under
                  (b)(ii) or (b)(iii) above for such Auction, and DTC shall execute such transactions;

                           (ii)     each Seller's Broker-Dealer or its
                  Participant shall instruct DTC to execute the transactions described in (d)(ii) above for such Auction, and DTC shall execute such transactions; and

                           (iii)    each Buyer's Broker-Dealer or its
                  Participant shall instruct DTC to execute the transactions described in (d)(iii) above for such Auction, and DTC shall execute such transactions.

                  (f) If an Existing Owner selling Auction Rate Notes in an Auction fails to deliver such Auction Rate Notes (by authorized book-entry), a Broker-Dealer may deliver to the Potential Owner on behalf of which it submitted a Bid that was accepted a principal amount of Auction Rate Notes that is less than the principal amount of Auction Rate Notes that otherwise was to be purchased by such Potential Owner. In such event, the principal amount of Auction Rate Notes to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser principal amount of Auction Rate Notes shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or nondelivery of Auction Rate Notes which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agent and the Broker-Dealer Agreement.

                                    EXHIBIT B

                                   ORDER FORM

                   (Submit only one Order on this Order Form)

                       Nelnet Education Loan Funding, Inc.
                         Student Loan Asset-Backed Notes
             [$100,000,000 Senior Class 2003A-2 Auction Rate Notes]
             [$100,000,000 Senior Class 2003A-4 Auction Rate Notes]
              [$75,000,000 Senior Class 2003A-6 Auction Rate Notes] [$75,000,000 Senior Class 2003A-8 Auction Rate Notes]
             [$75,000,000 Senior Class 2003A-10 Auction Rate Notes] [$75,000,000 Senior Class 2003A-12 Auction Rate Notes]
           [$15,000,000 Subordinate Class 2003B-2 Auction Rate Notes]

                              Maturing July 1, 2043
                             ("Auction Rate Notes")

                                    EXHIBIT C

                                  TRANSFER FORM

                 (To be used only for transfers made other than
                             pursuant to an Auction)

                       Nelnet Education Loan Funding, Inc.
                         Student Loan Asset-Backed Notes
             [$100,000,000 Senior Class 2003A-2 Auction Rate Notes]
             [$100,000,000 Senior Class 2003A-4 Auction Rate Notes]
              [$75,000,000 Senior Class 2003A-6 Auction Rate Notes] [$75,000,000 Senior Class 2003A-8 Auction Rate Notes]
             [$75,000,000 Senior Class 2003A-10 Auction Rate Notes] [$75,000,000 Senior Class 2003A-12 Auction Rate Notes]
           [$15,000,000 Subordinate Class 2003B-2 Auction Rate Notes]

                              Maturing July 1, 2043
                             ("Auction Rate Notes")

We are (check one):

_____ the Existing Owner named below; or

_____ the Broker-Dealer for such Existing Owner; or

_____ the Participant for such Existing Owner.

         We hereby notify you that such Existing Owner has transferred $_________* Auction Rate Notes to __________________.

                                    [NAME OF EXISTING OWNER]

                                    BANC OF AMERICA SECURITIES LLC

                                    [NAME OF PARTICIPANT]

                                    By _________________________________________
                                    Name _______________________________________
                                    Title ______________________________________

__________________
*Auction Rate Notes may only be transferred in units of $50,000.

                                    EXHIBIT D

                         NOTICE OF A FAILURE TO DELIVER

                    (To be used only for failures to deliver
                 Auction Rate Notes sold pursuant to an Auction)

                       Nelnet Education Loan Funding, Inc.
                         Student Loan Asset-Backed Notes
             [$100,000,000 Senior Class 2003A-2 Auction Rate Notes]
             [$100,000,000 Senior Class 2003A-4 Auction Rate Notes]
              [$75,000,000 Senior Class 2003A-6 Auction Rate Notes] [$75,000,000 Senior Class 2003A-8 Auction Rate Notes]
             [$75,000,000 Senior Class 2003A-10 Auction Rate Notes] [$75,000,000 Senior Class 2003A-12 Auction Rate Notes]
           [$15,000,000 Subordinate Class 2003B-2 Auction Rate Notes]

                              Maturing July 1, 2043
                             ("Auction Rate Notes")

                             COMPLETE EITHER 1 OR 2

         1. We are a Broker-Dealer for ______________ (the "Purchaser"), which purchased $____________________* of the Auction Rate Notes in the Auction held on ____________ from the seller of such Auction Rate Notes.

         2. We are a Broker-Dealer for _______________ (the "Seller"), which sold $_____________* of the Auction Rate Notes in the Auction held on _______________ to the purchaser of such Auction Rate Notes.

         We hereby notify you that (check one) --

_____ the Seller failed to deliver such Auction Rate Notes to the Purchaser

_____ the Purchaser failed to make payment to the Seller upon delivery of such Auction Rate Notes

                                    BANC OF AMERICA SECURITIES LLC

                                    By _________________________________________
                                    Name _______________________________________
                                    Title ______________________________________

___________________________
*Auction Rate Notes may only be transferred in units of $50,000.